Employee Severance Benefits	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Employee Severance Benefits
19.	Employee Severance Benefits

After the final evaluation on the viability of its core business of LCM production, the Company decided to discontinue its core business of LCM production in Shenzhen by the end of April 2014 due to a major customer’s repeated and continuous changes in its formal purchasing orders without suitable commitment. The employee severance benefits in 2014 amounted to $103, which were recorded as general and administrative expenses and $92 were recorded in loss from discontinued operations. The balance of the employee severance benefits was paid in 2015. The employee severance benefits were as follows:

	2014	2015
Provision for employee severance benefits:
Balance at January 1	$11,003	$104
Provision for the year	195	—
Payments during the year	(11,094)	(104)

Balance at December 31	$104	$—